Exhibit 99.1
PRESS RELEASE
Veraz Networks, Inc. Provides Preliminary Results for the Second Quarter of 2008
Company to Report Q2 Earnings on Wednesday, August 6, 2008
SAN JOSE, Calif., July 15, 2008 – Veraz Networks, Inc. (NASDAQ: VRAZ), the leading provider of Multimedia Generation Network application, control, and bandwidth optimization products, today announced that based on preliminary estimates which are subject to change, revenue for the quarter ending June 30, 2008 is expected to be in the range of $15 million to $17 million. Due to the lower than expected revenue, the Company will provide updated guidance concerning future financial performance in its earnings conference call on August 6, 2008.
“The June quarter was impacted by a challenging business environment and, as a result, we had several deals that were deferred to the second half of the year. While our Q2 bookings were satisfactory, the bookings did not translate into Q2 revenues as expected. Based upon our Q2 bookings and our demonstrated success in emerging markets, we are confident in our long term prospects and we expect to return to sequential revenue growth,” said Doug Sabella, president and chief executive officer.
Second Quarter Earnings Conference Call Details
Veraz Networks will release financial results for the second quarter ended June 30, 2008 shortly after the close of market on Wednesday, August 6, 2008. Veraz will host a conference call and live webcast at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) that day to discuss the results.
For parties in the United States and Canada, call 800-240-2134 to access the conference call. International parties can access the call at 303-262-2140.
Veraz will offer a live webcast of the conference call, which will also include forward-looking information. The webcast will be accessible from the “Investor Relations” section of the Veraz website (www.veraznetworks.com). The webcast will be archived for a period of 30 days. A telephonic replay of the conference call will also be available two hours after the call and will run for two days. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11117393#. International parties should call 303-590-3000 and enter passcode 11117393#. In addition, Veraz’s press release will be distributed via Business Wire and posted on the Veraz website before the conference call begins.
About Veraz Networks
Veraz Networks, Inc. (NASDAQ: VRAZ), is a leading provider of application, control, and network optimization products that enable the evolution to the Multimedia Generation Network (MGN). Service providers worldwide use the Veraz MGN portfolio to extend their current application suite and rapidly add customized multimedia services to drive revenue and retain customers. The Veraz MGN separates the control, media, and application layers while unifying management of the network, thereby increasing service provider operating efficiency.  Wireline and wireless service providers in over 50 countries have deployed products from the Veraz MGN portfolio, which includes the ControlSwitch™, Network-adaptive Border Controller, I-Gate 4000 Media Gateways, the VerazView Management System, and a set of prepackaged applications.  Please visit www.veraznetworks.com.
Forward Looking Statements
This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the conversion of bookings into revenue and the timing of our return

PRESS RELEASE
to sequential growth and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Veraz’s business is set forth in our Registration Statement on Form S-1 filed with the SEC, including the “Risk Factors” section in our final Prospectus dated April 5, 2007 and Veraz’s Annual Report on Form 10-K for the year ended December 31, 2007 as filed with the SEC. These filings are available on a website maintained by the SEC at http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
A copy of this press release can be found on the investor relations page of Veraz’s website at www.veraznetworks.com.
Veraz Networks, Veraz, and ControlSwitch are registered trademarks of Veraz Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.
VRAZ-IR
Investor Relations Contact:
The Blueshirt Group
Cynthia Hiponia
415-217-4966
cynthia@blueshirtgroup.com
Press Contact:
Veraz Networks, Inc.
Dawn Hogh
408-750-9533
dhogh@veraznet.com
PR@vantage
Ilene Adler
415-984-1970 ext 102
iadler@pr-vantage.com
Source: Veraz Networks, Inc.